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Household Finance Corporation
Household Revolving Home Equity Loan Trust 1996-2
Revolving Home Equity Loan Asset Backed Certificates - Series 1996-2
P & S Agreement Date:           November 1, 1996
Original Settlement Date:          November 26, 1996
Series Number of Class A-1 Certificates:     441919AK3
Original Sale Balance:             $776,373,000
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Servicer Certificate (Page 1 of 3)
Distribution Date:                                                    05/20/98

Investor Certificateholder Floating Allocation Percentage               96.80%
Investor Certificateholder Fixed Allocation Percentage                  97.32%
Aggregate Amount of  Collections                                 33,358,227.53
     Aggregate Amount of  Interest Collections                    7,262,782.87
     Aggregate Amount of  Principal Collections                  26,095,444.66
Class A Interest Collections                                      7,030,437.33
Class A Principal Collections                                    24,810,902.05
Seller Interest Collections                                         232,345.54
Seller Principal Collections                                      1,284,542.61
Weighted Average Loan Rate                                              13.68%
Net Loan Rate                                                           12.68%
Weighted Average Maximum Loan Rate                                      18.69%
Class A-1 Certificate Rate                                             5.7963%
Maximum Investor Certificate Rate                                     12.6800%
Class A-1 Certificate Interest Distributed                        2,861,938.35
Class A-1 Investor Certificate Interest Shortfall before Draw             0.00
Unpaid Class A-1 Certificate Interest Shortfall Received                  0.00
Unpaid Class A-1 Certificate Interest Shortfall Remaining                 0.00
Unpaid Class A-1 Carryover Interest Amount                                0.00
Maximum Principal Dist. Amount (MPDA)                            25,395,617.03
Alternative Principal Dist. Amount (APDA)                        24,810,902.05
Rapid Amortization Period? (Y=1, N=0)                                     0.00
Scheduled Principal  Distribution Amount (SPDA)                  24,810,902.05
Principal  allocable to Class A-1                                24,810,902.05
SPDA deposited to Funding Account                                         0.00
Subsequent Funding Mortgage Loans Purchased in Period                     0.00
Cumulative Subsequent Funding Mortgage Loans Purchased          135,722,113.20
Accelerated Principal Distribution Amount                                 0.00
APDA allocable to Class A-1                                               0.00
Reimbursement to Credit Enhancer                                          0.00
Spread Trigger hit?                                                         No
Loss Trigger hit?                                                           No
Reduction in Certificate Principal Balance due to Current Class A-1
      Liquidation Loss Amount                                       617,337.79
Cumulative Investor Liquidation Loss Amount                         617,337.79
Total Principal allocable to A-1                                 25,428,239.84
Beginning Class A-1 Certificate Principal Balance               592,508,263.28
Ending Class A-1 Certificate Principal Balance                  567,080,023.44
Pool Factor (PF)                                                     0.7304221

Servicer Certificate (Page 2 of 3)
Distribution Date:                                                    05/20/98

Retransfer Deposit Amount (non 2.07 transfers)                            0.00
Servicing Fees Distributed                                          497,074.72
Beg. Accrued and Unpaid Inv. Servicing Fees                               0.00
Accrued and Unpaid Inv. Servicing Fees Recv'd                             0.00
End. Accrued and Unpaid Inv. Servicing Fees                               0.00
Number of Mortgage Loans Retransferred pursuant to 2.07                      0
Cumulative Number of Mortgage Loans Retransferred pursuant to 2.07           0
Mortgage Loans Retransferred pursuant to 2.07 ($)                         0.00
Cumulative Mortgage Loans Retransferred pursuant to 2.07 ($)              0.00
Aggregate Investor Liquidation Loss Amount                          617,337.79
Investor Loss Reduction Amount                                            0.00
Beginning Pool Balance                                          616,202,767.28
Ending Pool Balance                                             590,752,075.95
Beginning Invested Amount                                       596,489,667.28
Ending Invested Amount                                          571,061,427.44
Beginning Seller Principal Balance                               19,713,100.00
Ending Seller Principal Balance                                  19,690,648.51
Additional Balances                                               1,284,542.61
Beginning Funding Account Balance                                         0.00
Ending Funding Account Balance                                            0.00
Ending Funding Account Balance % (before any purchase of Subsequent Loans or
      release to Certs.)                                                 0.00%
Ending Funding Account Balance % (after purchase of Subsequent Loans or
      release to Certs.)                                                 0.00%
Principal Balance of Subsequent Funding Loans Purchased in Period        $0.00
Principal Collections to purchase Additional Balances and/or paid to Cert$0.00
Investment Earnings on Funding Account                                   $0.00
Excess Funding Amount                                                    $0.00
Beginning Spread Account Balance                                  2,786,983.00
Ending Spread Account Balance                                     2,786,983.00
Beginning Seller Interest                                                3.20%
Ending Seller's Interest                                                 3.33%
Delinquency & REO Status
   30 - 59 days (Del Stat 1)
     No. of Accounts                                                     1,202
     Trust Balance                                               41,719,754.05
   60 - 89 days (Del Stat 2)
      No. of Accounts                                                      264
     Trust Balance                                                8,846,426.23
   90+ (Del Stat 3+)
     No. of Accounts                                                       616
     Trust Balance                                               20,373,785.26
   REO
     No. of Accounts                                                        56
     Trust Balance                                                2,738,001.45
Rapid Amortization Event ?                                                  No
   Failure to make payment within 5 Business Days of Required Date ?        No
   Failure to perform covenant relating to Trust's Security Interest ?      No
   Failure to perform other covenants as described in the Agreement ?       No
   Breach of Representation or Warranty ?                                   No
   Bankruptcy, Insolvency or Receivership relating to Seller ?              No
   Subject to Investment Company Act of 1940 Regulation ?                   No
   Servicing Termination ?                                                  No
   Aggregate of Credit Enhancement Draw Amounts exceed 1% of the Cut-off
      Balance and Pre-Funded Amount                                         No

Servicer Certificate (Page 3 of 3)
Distribution Date:                                                    05/20/98

Event of Default ?                                                          No
   Failure by Servicer to make payment within 5 Bus Days of Required Date? No Failure by Servicer to perform covenant relating to Trust's Security
      Interest ?                                                            No
   Failure by Servicer to perform other covenants as described in the
      Agreement?                                                            No
   Bankruptcy, Insolvency or Receivership relating to Master Servicer ?     No
   Trigger Event ?                                                          No
Policy Fee Distributed to Credit Enhancer (Paid directly from HFC)         N/A
Premium Distributed to Credit Enhancer                                    0.00
Amount Distributed to Seller                                      1,516,888.15
Master Servicer Credit Facility Amount                                    0.00
Guaranteed Principal Distribution Amount                                  0.00
Credit Enhancement Draw Amount                                            0.00
Spread Account Draw Amount                                                0.00
Capitalized Interest Account Draw                                         0.00
Amount re-imbursed to Credit Enhancer (5.01(a)(vi))                       0.00
Amount paid to Trustee                                                    0.00
Cumulative Draw under Policy                                              0.00
Net Yield                                                                6.14%
Total  Available Funds
     Aggregate Amount of Collections                             33,358,227.53
     Deposit for principal not used to purchase subsequent loans          0.00
     Interest Earnings on the Funding Account                             0.00
     Total                                                       33,358,227.53
Application of Available Funds
     Servicing Fee                                                  497,074.72
     Prinicpal and Interest to Class A-1                         28,290,178.19
     Seller's portion of Principal and Interest                   1,516,888.15
     Funds deposited into Funding Account (Net)                           0.00
     Funds deposited into Spread  Account                                 0.00
     Excess funds released to Seller                              3,054,086.47
     Total                                                       33,358,227.53


OFFICERS'S CERTIFICATE
All computations reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing Agreement.

The attached Servicing Certificate is true and correct in all material respects.


A Servicing Officer

Statement to Certificateholders (Page 1 of 1)
Distribution Date:                                                    05/20/98

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000)
Class A Certificateholder Floating Allocation Percentage              96.8009%
Class A Certificateholder Fixed Allocation Percentage                 97.3182%
Beginning Class A-1 Certificate Balance                         592,508,263.28
Class A-1 Certificate Rate                                           5.796250%
Class A-1 Certificate Interest Distributed                            3.686293
Class A-1 Certificate Interest Shortfall Distributed                  0.000000
Remaining Unpaid Class A-1 Certificate Interest Shortfall             0.000000
Rapid Amortization Event ?                                                  No
Class A-1 Certificate Principal Distributed                          32.752607
   Maximum Principal Distribution Amount                             32.710588
   Scheduled Principal  Distribution Amount (SPDA)                   31.957451
   Accelerated Principal Distribution Amount                          0.000000
   Aggregate Investor Liquidation Loss Amount Distributed             0.795156
Total Amount Distributed to Certificateholders                       35.643744
Principal Collections deposited into Funding Account                      0.00
Ending Funding Account Balance                                            0.00
Ending Class A-1 Certificate Balance                            567,080,023.44
Class A-1 Factor                                                     0.7304221
Pool Factor (PF)                                                     0.7304221
Unreimbursed Liquidation Loss Amount                                        $0
Accrued Interest on Unreimbursed Liquidation Loss Amount                    $0
Accrued & Unpaid Interest on Unreimbursed Liquidation Loss Amount           $0
Class A Servicing Fee                                               497,074.72
Beginning Invested Amount                                       596,489,667.28
Ending Invested Amount                                          571,061,427.44
Beginning Pool Balance                                          616,202,767.28
Ending Pool Balance                                             590,752,075.95
Spread Account Draw Amount                                                0.00
Credit Enhancement Draw Amount                                            0.00
DELINQUENCY & REO STATUS
   30 - 59 days (Del Stat 1)
     No. of Accounts                                                     1,202
     Trust Balance                                               41,719,754.05
   60 - 89 days (Del Stat 2)
     No. of Accounts                                                       264
     Trust Balance                                                8,846,426.23
   90+ (Del Stat 3+)
     No. of Accounts                                                       616
     Trust Balance                                               20,373,785.26
   REO
     No. of Accounts                                                        56
     Trust Balance                                                2,738,001.45
Aggregate Liquidation Loss Amount for Liquidated Loans              305,394.89
Class A-1 Certificate Rate for Next Distribution Date            To be updated
Amount of any Draws on the Policy                                         0.00
Subsequent Mortgage Loans
     No. of Accounts                                                      0.00
     Trust Balance                                                        0.00
     Cumulative No. of Accounts                                          4,332
     Cumulative Trust Balance                                   135,722,113.20
Retransferred Mortgage Loans pursuant to 2.07
    Number of Mortgage Loans Retransferred pursuant to 2.07                  0
    Cumulative Number of Mortgage Loans Retransferred pursuant to 2.07       0
    Mortgage Loans Retransferred pursuant to 2.07 ($)                     0.00
    Cumulative Mortgage Loans Retransferred pursuant to 2.07 ($)          0.00